Exhibit 99.1
Ames True Temper Reports Estimated Third Quarter Fiscal 2010 Results
CAMP HILL, Pennsylvania, July 19, 2010 — ATT Holding Co., parent of Ames True Temper, Inc. (the “Company”), reported today estimated results of the thirteen week period ended July 3, 2010.
For the thirteen week period ended July 3, 2010, we expect our:
•	Net sales of approximately $123 million as compared to net sales of $130 million for the quarter ended June 27, 2009, a decrease of approximately 5%;

•	Net income to decrease by approximately $.2 million to $.5 million, as compared to net income of $9.2 million during the quarter ended June 27, 2009, a decrease of approximately 2.7% to 5.8%;

•	Adjusted EBITDA (which is defined and reconciled to net income on the attached table) to increase by approximately $6.6 million to $6.9 million, as compared to Adjusted EBITDA of $16.5 million for the quarter ended June 27, 2009, an increase of approximately 40% to 42%; and

•	Target EBITDA (which is defined and reconciled to net income on the attached table) to increase by approximately $6.9 million to $7.2 million, as compared to Target EBITDA of $17.6 million for the quarter ended June 27, 2009, an increase of approximately 39% to 41%.
Our preliminary estimates for net sales, net income, Adjusted EBITDA and Target EBITDA are not yet final, are subject to change and are based upon management estimates. Our actual results may differ from these estimates. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to these estimates.
Ames True Temper, Inc. is a global provider of non-powered landscaping products that make work easier for homeowners and professionals.
Forward-Looking Statements
This press release contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. All forward-looking statements included in this press release are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,”

or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. Neither the Company nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Company’s control. These factors include any adjustments or final entries necessary to finalize the Company’s financial statements for the thirteen week period ended July 3, 2010. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to the Company’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.
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Financials follow on the next pages.

ATT Holding Co.
Reconciliation of Net Income to Adjusted EBITDA & Target EBITDA
(In thousands)
(Preliminary & Unaudited)

	Thirteen week		Thirteen week
	period ended		period ended
	July 3, 2010		June 27, 2009
	Low Estimate	High Estimate
Net income	$8,711	$8,999	$9,246

Depreciation of property, plant and equipment	3,173	3,173	3,882
Amortization of intangible assets	300	300	302
Interest expense	6,630	6,630	7,085
Income tax expense	2,925	2,925	941

EBITDA (a)	21,739	22,027	21,456

Adjustments to EBITDA:
Equity sponsor fees and other expenses (b)	1,207	1,207	569
Impairment charges (c)	400	400	451
Loss on disposal of fixed assets (d)	128	128	599
Net unrealized (gain) loss (e)	(320)	(320)	(6,533)

Adjusted EBITDA (a)	$23,154	$23,442	$16,542

Adjustments to Adjusted EBITDA
Idle Facility Expenses (f)	346	346	742
M&A Related Expenses (g)	1,301	1,301	—
Liability Insurance Discontinued Products (h)	159	159	159
Realized FX (gain)/loss FX (i)	(470)	(470)	(263)
Other	3	3	449

Target EBITDA	$24,493	$24,781	$17,629

(a)	“EBITDA” is calculated as net income (loss) plus income tax expense, interest expense, depreciation and amortization. “Adjusted EBITDA” is EBITDA adjusted as indicated below. “Target EBITDA” is Adjusted EBITDA further adjusted as indicated below. EBITDA, Adjusted EBITDA and Target EBITDA are not intended to represent cash flow from operations as defined by U.S. GAAP and should not be used as an alternative to net income (loss) as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and Adjusted EBITDA are a basis upon which our management assesses financial performance and covenants in our Revolving Loan are tied to ratios based on this measure. During Q3 2009, Adjusted EBITDA as defined by our Revolving Loan was amended to exclude non-recurring gains. Accordingly, non-recurring gains are presented as adjustments to EBITDA. While EBITDA and Adjusted EBITDA are frequently used as a measure of operations and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation. Target EBITDA reflects certain adjustments taken into account by Griffon Corporation (“Griffon”) in connection with its acquisition of CHATT Holdings Inc. (“CHATT Inc.”) that are not taken into account in calculating Adjusted EBITDA. On July 19, 2010, CHATT Inc., the direct parent of ATT Holding Co., entered into a stock purchase agreement with Griffon and certain other parties pursuant to which Griffon agreed to acquire 100% of the issued and outstanding shares of common stock of CHATT Inc.

(b)	Consists of management fees paid to our private equity sponsor (Castle Harlan), non-cash (income) expense related to our postretirement plans and non-cash charges recorded in accordance with lease accounting standards due to the expensing of escalating rent on a straight-line basis.

(c)	Q3 2010 consists of trade name impairment charges. Q3 2009 consists of impairment charges for long-lived assets.

(d)	Consists of losses on the disposition of property, plant and equipment.

(e)	Q2 2010 consists primarily of an unrealized gain on a U.S. dollar bank account held by a Canadian subsidiary. Q2 2009 consists primarily of an unrealized loss on a U.S. dollar denominated intercompany note issued by a Canadian subsidiary.

(f)	Consists of expenses related to idle facilities in Frankfort, NY & Louisville, KY.

(g)	Consists of non-recurring expenses related to the pending acquisition of certain assets of the Westmix business in Australia and non-recurring expenses related to the pending sale of 100% of the issued and outstanding common stock of CHATT Inc. to Griffon.

(h)	Relates to the prepaid insurance expense for products discontinued.

(i)	Relates to (gain)/loss on foreign currency .

(j)	Includes stock based comp expense, one-time expenses related to other restructuring activities.

ATT Holding Co.
Reconciliation of Net Income to Adjusted EBITDA & Target EBITDA
(In thousands)
(Preliminary & Unaudited)

	Thirty-nine week		Thirty-nine week
	period ended		period ended
	July 3, 2010		June 27, 2009
	Low Estimate	High Estimate
Net income	$18,118	$18,406	1,175

Depreciation of property, plant and equipment	9,788	9,788	11,825
Amortization of intangible assets	909	909	911
Interest expense	20,112	20,112	22,420
Income tax expense	6,993	6,993	2,242

EBITDA (a)	55,920	56,208	38,573

Adjustments to EBITDA:
Equity sponsor fees and other expenses (b)	3,655	3,655	1,276
Impairment charges (c)	400	400	927
(Gain) loss on disposal of fixed assets (d)	(29)	(29)	901
Net unrealized losses (e)	1,282	1,282	7,151

Adjusted EBITDA (a)	$61,228	$61,516	$48,828

Adjustments to Adjusted EBITDA
Idle Facility Expenses (f)	$820	820	1,135
M&A Related Expenses (g)	1,301	1,301	—
Liability Insurance Discontinued Products (h)	477	477	477
Realized FX (gain)/loss FX (i)	(181)	(181)	(1,525)
Other	2	2	922

Target EBITDA	$63,647	$63,935	$49,837

(a)	“EBITDA” is calculated as net income (loss) plus income tax expense, interest expense, depreciation and amortization. “Adjusted EBITDA” is EBITDA adjusted as indicated below. “Target EBITDA” is Adjusted EBITDA further adjusted as indicated below. EBITDA, Adjusted EBITDA and Target EBITDA are not intended to represent cash flow from operations as defined by U.S. GAAP and should not be used as an alternative to net income (loss) as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and Adjusted EBITDA are a basis upon which our management assesses financial performance and covenants in our Revolving Loan are tied to ratios based on this measure. During Q3 2009, Adjusted EBITDA as defined by our Revolving Loan was amended to exclude non-recurring gains. Accordingly, non-recurring gains are presented as adjustments to EBITDA. While EBITDA and Adjusted EBITDA are frequently used as a measure of operations and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation. Target EBITDA reflects certain adjustments taken into account by Griffon Corporation (“Griffon”) in connection with its acquisition of CHATT Holdings Inc. (“CHATT Inc.”) that are not taken into account in calculating Adjusted EBITDA. On July 19, 2010, CHATT Inc., the direct parent of ATT Holding Co., entered into a stock purchase agreement with Griffon and certain other parties pursuant to which Griffon agreed to acquire 100% of the issued and outstanding shares of common stock of CHATT Inc.

(b)	Consists of management fees paid to our private equity sponsor (Castle Harlan), non-cash (income) expense related to our postretirement plans and non-cash charges recorded in accordance with lease accounting standards due to the expensing of escalating rent on a straight-line basis.

(c)	Consists of impairment charges for long-lived assets classified as held for sale.

(d)	Consists of (gains) losses on the disposition of property, plant and equipment.

(e)	YTD 2010 consists primarily of an unrealized loss related to a U.S. dollar bank account held by a Canadian subsidiary. YTD 2009 consists primarily of an unrealized loss on a U.S. dollar denominated intercompany note issued by a Canadian subsidiary.

(f)	Consists of expenses related to idle facilities in Frankfort, NY & Louisville, KY.

(g)	Consists of non-recurring expenses related to the pending acquisition of certain assets of the Westmix business in Australia and non-recurring expenses related to the pending sale of 100% of the issued and outstanding common stock of CHATT Inc. to Griffon.

(h)	Relates to the prepaid insurance expense for products discontinued.

(i)	Relates to (gain)/loss on foreign currency .

(j)	Includes stock based comp expense, one-time expenses related to other restructuring activities.

ATT Holding Co.
Reconciliation of Net Income to Adjusted EBITDA & Target EBITDA
(In thousands)
(Preliminary & Unaudited)

	Trailing		Trailing
	Fifty-three week		Fifty -two week
	period ended		period ended
	July 3, 2010		June 27, 2009
	Low Estimate	High Estimate
Net income (loss)	$21,500	$21,788	(20,758)

Depreciation of property, plant and equipment	14,396	14,396	15,851
Amortization of intangible assets	1,212	1,212	1,251
Interest expense	27,400	27,400	30,604
Income tax expense	6,114	6,114	(2,522)

EBITDA (a)	70,622	70,910	24,426

Adjustments to EBITDA:
Equity sponsor fees and other expenses (b)	4,673	4,673	2,285
Impairment charges (c)	1,200	1,200	16,510
(Gain) loss on disposal of fixed assets (d)	459	459	1,199
Net unrealized losses (e)	(4,885)	(4,885)	9,756

Adjusted EBITDA (a)	$72,069	$72,357	$54,176

Adjustments to Adjusted EBITDA
Idle Facility Expenses (f)	$4,775	4,775	1,396
M&A Related Expenses (g)	1,301	1,301	—
Liability Insurance Discontinued Products (h)	636	636	624
Realized FX (gain)/loss FX (i)	(178)	(178)	751
Other (j)	543	543	548

Target EBITDA	$79,146	$79,434	$57,495

(a)	“EBITDA” is calculated as net income (loss) plus income tax expense, interest expense, depreciation and amortization. “Adjusted EBITDA” is EBITDA adjusted as indicated below. “Target EBITDA” is Adjusted EBITDA further adjusted as indicated below. EBITDA, Adjusted EBITDA and Target EBITDA are not intended to represent cash flow from operations as defined by U.S. GAAP and should not be used as an alternative to net income (loss) as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and Adjusted EBITDA are a basis upon which our management assesses financial performance and covenants in our Revolving Loan are tied to ratios based on this measure. During Q3 2009, Adjusted EBITDA as defined by our Revolving Loan was amended to exclude non-recurring gains. Accordingly, non-recurring gains are presented as adjustments to EBITDA. While EBITDA and Adjusted EBITDA are frequently used as a measure of operations and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation. Target EBITDA reflects certain adjustments taken into account by Griffon Corporation (“Griffon”) in connection with its acquisition of CHATT Holdings Inc. (“CHATT Inc.”) that are not taken into account in calculating Adjusted EBITDA. On July 19, 2010, CHATT Inc., the direct parent of ATT Holding Co., entered into a stock purchase agreement with Griffon and certain other parties pursuant to which Griffon agreed to acquire 100% of the issued and outstanding shares of common stock of CHATT Inc.

(b)	Consists of management fees paid to our private equity sponsor (Castle Harlan), non-cash (income) expense related to our postretirement plans and non-cash charges recorded in accordance with lease accounting standards due to the expensing of escalating rent on a straight-line basis.

(c)	Consists of impairment charges for long-lived assets classified as held for sale.

(d)	Consists of (gains) losses on the disposition of property, plant and equipment.

(e)	YTD 2010 consists primarily of an unrealized loss related to a U.S. dollar bank account held by a Canadian subsidiary. YTD 2009 consists primarily of an unrealized loss on a U.S. dollar denominated intercompany note issued by a Canadian subsidiary.

(f)	Consists of expenses related to idle facilities in Frankfort, NY & Louisville, KY.

(g)	Consists of non-recurring expenses related to the pending acquisition of certain assets of the Westmix business in Australia and non-recurring expenses related to the pending sale of 100% of the issued and outstanding common stock of CHATT Inc. to Griffon.

(h)	Relates to the prepaid insurance expense for products discontinued.

(i)	Relates to (gain)/loss on foreign currency.

(j)	Includes stock based comp expense, one-time expenses related to other restructuring activities.